UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Enhanced Emerging Markets Fixed Income Fund

Contents

3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
33 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Information About Your Fund's Expenses
52 Tax Information
53 Advisory Agreement Board Considerations and Fee Evaluation
60 Board Members and Officers
66 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund's currency overlay strategy is dependent on the effectiveness and implementation of portfolio management's proprietary models. As part of its currency strategy, the fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

DWS Enhanced Emerging Markets Fixed Income Fund returned -2.10% during the 12-month period ended October 31, 2013, which compares to a return of -2.27% for the benchmark, the JPMorgan EMBI Global Diversified Index.

After delivering strong returns for several years, emerging-markets debt encountered some headwinds during the past 12 months. Not only did the emerging markets lose ground on an absolute basis, but they finished well behind the -1.08% return of U.S. investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index.

Investment Strategy
In selecting securities for the fund, we consider a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets. We use independent analysis to look for bonds that have attractive yields and show improving credit. We may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on our outlook for interest rates.
In addition to the fund's main investment strategy, we seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging-markets currencies using derivatives (contracts whose value are based on, for example, indices, currencies or securities).

The bulk of the underperformance occurred in the second half of the reporting period ending October 31, 2013, when the prospect that the U.S. Federal Reserve Board's (the Fed's) stimulative quantitative easing policy could be "tapered" prior to year-end fueled a sharp increase in U.S. Treasury yields. The sell-off in the United States, in turn, pressured performance across the global bond markets. While historically emerging-markets bonds have below-average sensitivity to movements in Treasuries, yields were so low entering the second quarter that the asset class in general — and lower-risk government bonds in particular — lacked the yield "cushion" that would soften the impact of a sell-off in the United States. Investors also were unsettled by social unrest in both Turkey and Brazil, as well as the prospect of slowing growth in China and other key emerging markets. These factors sparked massive outflows from exchange-traded funds, which exacerbated market weakness and led to a sharp, downward spike in emerging debt during May and June of 2013.

The result of this sell-off was that emerging debt underperformed investment-grade bonds for the full year. However, this masks the fact that the asset class actually finished the first six months of the reporting period with a modest gain. Additionally, it staged a strong recovery in the final two months of the period once it became apparent that the Fed is unlikely to taper until 2014. These intervals of positive performance help underscore the continued sources of support for the asset class: namely, the robust health of government and corporate finances and the emerging markets' attractive yields relative to their developed-market counterparts.

Although the emerging markets underperformed during the past year, the asset class continues to feature strong long-term results. The JPMorgan EMBI Global Diversified Index remains comfortably ahead of the Barclays U.S. Aggregate Bond Index in the three-, five- and 10-year periods ended October 31, 2013.

"We hold a positive outlook for emerging-markets debt due to the growing opportunity set available to investors."

Fund Performance

While the fund produced a negative absolute return in the past year, we are pleased that we modestly outperformed the benchmark and provided a measure of protection in the down market. The most important factor in our outperformance was our decision to move the fund's duration — or interest-rate sensitivity — well below that of the benchmark during the first calendar quarter of 2013. We held an above-benchmark duration in 2012, driven in part by our holdings in 30-year bonds. As yields fell and valuations became richer, we reduced duration by selling many of these 30-year positions, which cushioned the impact of the May-June of 2013 downturn. While we added back some interest-rate sensitivity during the sell-off, we maintained a below-benchmark duration — a decision that helped mitigate some of the volatility that occurred during the summer.

The fund's performance also was helped by our overweight position in corporate bonds, which outperformed. As of the close of the period, 46% of the portfolio was invested in corporates, compared with their zero-weighting in the benchmark. While government bonds have exhibited soft performance due to investor concerns about weakening trade balances, emerging corporates — many of which are highly rated companies with strong cash flows — were largely insulated from these worries. We steadily added to this position throughout the past year, as we believe this segment features a wealth of bonds whose yields are attractive relative to the risks. Our top-performing individual holdings in the corporate sector included bonds issued by VTB Bank OJSC, Kaisa Group Holdings Ltd. and Bank of Moscow, while the leading detractor was our position in bonds issued by the energy company OGX Austria GmbH.**

** Not held in the portfolio as of October 31, 2013.

Within the government bond area, we emphasized bonds issued by countries with the strongest fundamentals — such as Mexico, Russia and Colombia — and avoided sovereign issuers with high current account deficits. In an unstable market environment, countries that are most dependent on external financing to fund their deficits — such as India, Indonesia, Turkey, South Africa and Brazil — are most vulnerable to adverse changes in developed-market central bank policy. Overall, our position in government bonds detracted from performance in the annual period.

Our position in local-currency debt helped performance through the first half of the period, but it subsequently detracted during the adverse environment of the spring and summer. As a result, we elected to reduce this position in order to manage risk. On a longer-term basis, however, we believe this market segment offers attractive yields and a way to gain an added source of return potential, and we remain on the lookout for opportunities.

The fund also can employ a currency-overlay strategy to enhance performance when opportunities permit. We reduced this overlay strategy to a zero-weighting in the fourth calendar quarter, and we have maintained that positioning throughout 2013.

Outlook and Positioning

We expect that emerging-markets bonds will remain volatile in the year ahead, as the direction of Fed policy and the strength of China's economy remain two important wild cards for the asset class. On a longer-term basis, we hold a positive outlook for emerging-markets debt due to the growing opportunity set available to investors. Just a decade ago, investors were largely limited to investing in government debt issued by a select group of countries. Today, however, the market has expanded to include corporate bonds issued by financially sound, highly rated companies that offer yields above those on bonds issued by similarly rated corporations in the developed markets. We believe this premium will gradually close over time, which creates an opportunity for investors to purchase bonds with a compelling combination of attractive yields, strong fundamentals and longer-term appreciation potential.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2010 with over 2 years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

— Analyst for Mortgage Backed Securities: New York.

— MS in Computational Finance from Carnegie Mellon University; BA in Economics and BS in Computer Science from the University of Maryland, College Park.

Rahmila Nadi, Associate

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2012 after 6 years of experience at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Sovereign bonds debt is a government bond that is issued by a national government.

Performance Summary October 31, 2013 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-2.10%	12.07%	6.87%
Adjusted for the Maximum Sales Charge (max 4.50% load)	-6.50%	11.04%	6.38%
JPMorgan EMBI Global Diversified Index†	-2.27%	14.28%	8.73%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-2.85%	11.18%	6.03%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-5.69%	11.05%	6.03%
JPMorgan EMBI Global Diversified Index†	-2.27%	14.28%	8.73%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-2.80%	11.23%	6.06%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-2.80%	11.23%	6.06%
JPMorgan EMBI Global Diversified Index†	-2.27%	14.28%	8.73%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-1.83%	12.35%	7.13%
JPMorgan EMBI Global Diversified Index†	-2.27%	14.28%	8.73%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/13
No Sales Charges	-1.68%	12.50%	3.88%
JPMorgan EMBI Global Diversified Index†	-2.27%	14.28%	7.90%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.24%, 2.04%, 1.97%, 0.98% and 0.82% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

* Institutional Class commenced operations on March 3, 2008. The performance shown for the index is for the time period of February 29, 2008 through October 31, 2013, which is based on the performance period of the life of Institutional Class.

† The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/13	$10.57	$10.62	$10.60	$10.57	$10.57
10/31/12	$11.16	$11.21	$11.19	$11.16	$11.16
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.36	$.27	$.28	$.39	$.40
Latest Quarterly Income Dividend	$.0847	$.0645	$.0654	$.0913	$.0950
SEC 30-day Yield††	4.53%	3.99%	4.00%	4.99%	5.11%
Current Annualized Distribution Rate††	3.21%	2.43%	2.47%	3.46%	3.60%

†† The SEC yield is net investment income per share earned over the month ended October 30, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.50%, 3.73%, 3.95% and 4.98% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.18%, 2.17%, 2.42% and 3.45% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2013
		Principal Amount ($)(a)	Value ($)

Bonds 95.1%
Argentina 0.2%
Republic of Argentina, GDP Linked Note, 12/15/2035 (b) (Cost $450,759)	EUR	5,138,017	575,532
Austria 0.7%
JBS Investments GmbH, 144A, 7.75%, 10/28/2020 (Cost $2,000,000)		2,000,000	2,062,500
Barbados 0.7%
Columbus International, Inc., 144A, 11.5%, 11/20/2014 (Cost $2,155,257)		2,000,000	2,155,000
Belarus 1.2%
Republic of Belarus, REG S, 8.75%, 8/3/2015 (Cost $3,795,350)		3,750,000	3,754,688
Bermuda 1.7%
Digicel Group Ltd., 144A, 8.25%, 9/30/2020		1,000,000	1,055,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		2,100,000	2,187,150
Pacnet Ltd., 144A, 9.25%, 11/9/2015		2,000,000	2,020,000
(Cost $5,273,167)			5,262,150
Brazil 4.6%
Banco BTG Pactual SA, 144A, 4.0%, 1/16/2020		2,000,000	1,813,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	4,200,000	1,752,968
Federative Republic of Brazil, 4.25%, 1/7/2025 (c)		1,850,000	1,807,450
Independencia International Ltd., REG S, 12.0%, 12/30/2016*		1,574,386	0
Itau Unibanco Holding SA, 144A, 5.5%, 8/6/2022		2,000,000	1,970,000
NET Servicos de Comunicacao SA, 7.5%, 1/27/2020		3,000,000	3,240,000
Oi SA, 144A, 5.75%, 2/10/2022		500,000	468,750
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		2,000,000	2,000,000
Tonon Bioenergia SA, 144A, 9.25%, 1/24/2020		1,000,000	917,500
(Cost $16,996,355)			13,969,668
Canada 1.7%
Pacific Rubiales Energy Corp.:
144A, 5.125%, 3/28/2023 (d)		3,000,000	2,872,500
144A, 7.25%, 12/12/2021		2,000,000	2,200,000
(Cost $5,177,594)			5,072,500
Cayman Islands 4.7%
Country Garden Holdings Co., Ltd., 144A, 7.5%, 1/10/2023		2,000,000	1,992,500
Embraer Overseas Ltd., 144A, 5.696%, 9/16/2023		1,000,000	1,012,500
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021		2,000,000	2,190,000
Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018 (d)		3,000,000	3,060,000
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		6,000,000	6,255,000
(Cost $14,247,734)			14,510,000
Chile 0.8%
Embotelladora Andina SA, 144A, 5.0%, 10/1/2023 (Cost $2,495,125)		2,500,000	2,570,058
Colombia 1.0%
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022 (Cost $3,176,752)		3,000,000	3,127,500
Croatia 2.8%
Agrokor DD, 144A, 8.875%, 2/1/2020		3,000,000	3,255,300
Republic of Croatia, REG S, 144A, 6.25%, 4/27/2017		4,850,000	5,174,562
(Cost $8,394,335)			8,429,862
Cyprus 0.4%
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018 (Cost $1,443,141)		1,500,000	1,290,000
Dominican Republic 1.8%
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019 (d)		2,500,000	2,475,000
Dominican Republic, 144A, 5.875%, 4/18/2024		3,000,000	2,950,500
(Cost $5,604,748)			5,425,500
Georgia 0.6%
Georgian Railway JSC, 144A, 7.75%, 7/11/2022 (Cost $1,786,239)		1,600,000	1,732,000
Ghana 1.7%
Republic of Ghana:
144A, 7.875%, 8/7/2023		3,000,000	2,977,500
144A, 8.5%, 10/4/2017		2,000,000	2,185,000
(Cost $5,240,984)			5,162,500
Hungary 2.3%
MFB Magyar Fejlesztesi Bank Zrt, 144A, 6.25%, 10/21/2020 (d)		2,000,000	2,052,500
Republic of Hungary, 4.125%, 2/19/2018		5,000,000	5,050,000
(Cost $6,880,381)			7,102,500
Indonesia 4.2%
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042		5,000,000	4,025,000
Perusahaan Penerbit SBSN:
144A, 4.0%, 11/21/2018		3,000,000	2,992,500
144A, 6.125%, 3/15/2019 (d)		3,500,000	3,780,000
Republic of Indonesia, 144A, 10.375%, 5/4/2014		2,000,000	2,085,000
(Cost $12,840,717)			12,882,500
Ireland 0.7%
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		1,000,000	992,500
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		1,000,000	1,067,500
(Cost $1,995,061)			2,060,000
Jersey 1.7%
Atlantic Finance Ltd., (REIT), 144A, 10.75%, 5/27/2014		2,000,000	2,097,196
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020 (d)		3,000,000	2,992,500
(Cost $5,075,063)			5,089,696
Kazakhstan 1.1%
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		1,000,000	1,055,000
KazMunayGas National Co. JSC, 144A, 7.0%, 5/5/2020		2,000,000	2,287,500
(Cost $3,397,645)			3,342,500
Luxembourg 4.9%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		2,000,000	2,260,000
Evraz Group SA:
144A, 6.5%, 4/22/2020		2,000,000	1,900,000
144A, 7.4%, 4/24/2017		1,000,000	1,032,500
MHP SA, 144A, 8.25%, 4/2/2020		1,250,000	1,071,875
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		3,600,000	3,375,000
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (d)		1,800,000	1,912,500
Rosneft Finance SA:
144A, 6.625%, 3/20/2017		1,000,000	1,102,500
Series 6, 144A, 7.875%, 3/13/2018		2,000,000	2,322,500
(Cost $14,991,507)			14,976,875
Malaysia 1.1%
Penerbangan Malaysia Bhd.:
144A, 5.625%, 3/15/2016		1,000,000	1,093,922
REG S, 5.625%, 3/15/2016		2,130,000	2,330,054
(Cost $3,204,561)			3,423,976
Mexico 13.0%
Alpek SA de CV, 144A, 4.5%, 11/20/2022		3,000,000	2,898,750
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	28,000,000	2,026,275
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		5,100,000	5,520,750
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		1,000,000	1,090,000
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		1,000,000	1,015,000
Grupo Televisa SAB, 7.25%, 5/14/2043	MXN	24,000,000	1,529,349
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		1,500,000	1,451,250
United Mexican States:
4.0%, 10/2/2023		18,000,000	18,279,000
4.75%, 3/8/2044		2,500,000	2,343,750
Series M, 6.5%, 6/10/2021	MXN	37,500,000	3,010,439
Series M, 7.75%, 5/29/2031	MXN	5,800,000	475,568
Series M 20, 8.5%, 5/31/2029	MXN	2,900,000	257,721
(Cost $40,473,488)			39,897,852
Mongolia 1.2%
Mongolia Government International Bond, 144A, 4.125%, 1/5/2018 (Cost $3,739,672)		4,000,000	3,744,000
Morocco 0.4%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 (Cost $1,375,523)	EUR	1,000,000	1,389,430
Netherlands 2.9%
Ajecorp BV, 144A, 6.5%, 5/14/2022		2,270,000	2,292,700
Marfrig Holding Europe BV:
144A, 9.875%, 7/24/2017		2,745,000	2,741,569
144A, 11.25%, 9/20/2021		2,000,000	1,987,500
Metinvest BV:
144A, 8.75%, 2/14/2018		1,000,000	902,500
144A, 10.25%, 5/20/2015		1,000,000	1,000,000
(Cost $9,011,244)			8,924,269
Panama 0.3%
Republic of Panama, 4.3%, 4/29/2053 (Cost $1,000,000)		1,000,000	816,000
Peru 1.4%
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		1,000,000	952,500
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		1,500,000	1,395,000
Ferreycorp SAA, 144A, 4.875%, 4/26/2020 (d)		2,000,000	1,920,000
(Cost $4,333,866)			4,267,500
Philippines 0.8%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027		1,000,000	1,360,000
Power Sector Assets & Liabilities Management Corp., 144A, 7.39%, 12/2/2024 (d)		1,000,000	1,257,500
(Cost $2,094,428)			2,617,500
Qatar 0.8%
State of Qatar, 144A, 6.4%, 1/20/2040 (Cost $2,367,445)		2,000,000	2,345,000
Romania 0.5%
Republic of Romania REGS, 5.0%, 3/18/2015 (Cost $1,318,509)	EUR	1,000,000	1,417,762
Russia 10.3%
Alfa Bank OJSC, 144A, 7.875%, 9/25/2017		2,785,000	3,122,654
Bank of Moscow, 144A, 6.699%, 3/11/2015		2,000,000	2,104,400
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		1,500,000	1,411,875
MMC Finance Ltd., 144A, 5.55%, 10/28/2020		2,800,000	2,807,228
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		3,000,000	2,812,500
Russian Agricultural Bank OJSC, 144A, 6.0%, 6/3/2021		2,000,000	2,035,000
Russian Federation:
144A, 4.875%, 9/16/2023		4,000,000	4,196,000
144A, 5.875%, 9/16/2043 (d)		3,000,000	3,187,500
Series 6204, 7.5%, 3/15/2018	RUB	7,900,000	254,952
144A, 7.5%, 3/31/2030		1,430,000	1,701,771
Series 6207, 8.15%, 2/3/2027	RUB	15,800,000	522,467
TMK OAO, 144A, 6.75%, 4/3/2020 (d)		1,500,000	1,466,250
Vimpel Communications, 144A, 7.748%, 2/2/2021		3,300,000	3,613,500
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		2,100,000	2,236,500
(Cost $31,188,569)			31,472,597
Slovenia 1.8%
Republic of Slovenia, 144A, 4.75%, 5/10/2018 (Cost $5,334,286)		5,500,000	5,431,250
South Africa 3.4%
Eskom Holdings SOC Ltd., 144A, 5.75%, 1/26/2021		7,000,000	7,070,000
Republic of South Africa, 5.875%, 9/16/2025 (d)		3,000,000	3,199,350
(Cost $10,092,401)			10,269,350
Spain 0.7%
Cemex Espana Luxembourg, 144A, 9.25%, 5/12/2020 (Cost $2,215,374)		2,000,000	2,180,000
Supranational 0.7%
Eurasian Development Bank, 144A, 5.0%, 9/26/2020 (Cost $1,966,200)		2,000,000	2,030,000
Turkey 3.7%
Arcelik AS, 144A, 5.0%, 4/3/2023 (d)		1,000,000	906,250
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		2,000,000	1,912,500
Republic of Turkey, 7.0%, 9/26/2016		2,200,000	2,451,240
Turkiye Is Bankasi, 144A, 3.875%, 11/7/2017		2,000,000	1,947,600
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020 (d)		800,000	718,000
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		1,500,000	1,428,750
Yapi ve Kredi Bankasi AS, 144A, 6.75%, 2/8/2017		1,706,000	1,814,757
(Cost $11,329,441)			11,179,097
Ukraine 3.1%
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		5,000,000	4,712,500
Ukraine Railways, 144A, 9.5%, 5/21/2018		2,000,000	1,700,000
Ukreximbank REGS, 8.75%, 1/22/2018		4,000,000	3,350,000
(Cost $10,516,542)			9,762,500
United Arab Emirates 0.4%
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015 (Cost $1,075,349)		1,000,000	1,095,000
United Kingdom 2.5%
Afren PLC, 144A, 10.25%, 4/8/2019 (d)		3,000,000	3,435,000
DTEK Finance PLC, 144A, 7.875%, 4/4/2018		2,000,000	1,800,000
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019 (d)		2,500,000	2,412,500
(Cost $7,714,879)			7,647,500
United States 2.0%
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		1,500,000	1,683,750
Gerdau Holdings, Inc., 144A, 7.0%, 1/20/2020		2,800,000	3,068,800
U.S. Treasury Note, 0.75%, 6/15/2014		1,500,000	1,505,914
(Cost $6,149,046)			6,258,464
Uruguay 0.6%
Republic of Uruguay, 8.0%, 11/18/2022 (Cost $1,521,653)		1,349,030	1,736,876
Venezuela 4.0%
Petroleos de Venezuela SA:
Series 2014, 4.9%, 10/28/2014		1,000,000	940,000
144A, 8.5%, 11/2/2017		12,600,000	11,308,500
(Cost $12,646,046)			12,248,500
Total Bonds (Cost $294,086,436)			290,707,952

	Shares	Value ($)

Securities Lending Collateral 8.2%
Daily Assets Fund Institutional, 0.08% (e) (f) (Cost $25,131,315)	25,131,315	25,131,315

Cash Equivalents 4.3%
Central Cash Management Fund, 0.06% (e) (Cost $12,948,833)	12,948,833	12,948,833

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $332,166,584)†	107.6	328,788,100
Other Assets and Liabilities, Net	(7.6)	(23,184,002)
Net Assets	100.0	305,604,098

The following table represents a bond that is in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Independencia International Ltd.*	12.0%	12/30/2016	1,574,386	2,762,998	0

* Non-income producing security.

† The cost for federal income tax purposes was $332,166,584. At October 31, 2013, net unrealized depreciation for all securities based on tax cost was $3,378,484. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,331,986 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,710,470.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(c) When-issued security.

(d) All or a portion of these securities were on loan. In addition, "Other Assets and LIabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2013 amounted to $24,275,771, which is 7.9% of net assets.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDP: Gross Domestic Product

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of October 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	10,050,000	USD	773,830	11/12/2013	4,041	UBS AG
MXN	30,150,000	USD	2,318,803	11/12/2013	9,437	Barclays Bank PLC
USD	3,819,113	MXN	50,250,000	11/12/2013	29,831	Barclays Bank PLC
MXN	20,100,000	USD	1,552,857	12/9/2013	16,548	JPMorgan Chase Securities, Inc.
MXN	20,100,000	USD	1,549,502	12/9/2013	13,193	Barclays Bank PLC
EUR	2,100,000	USD	2,884,991	1/23/2014	33,379	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					106,429

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	775,492	MXN	10,050,000	11/12/2013	(5,704)	JPMorgan Chase Securities, Inc.
MXN	20,100,000	USD	1,521,591	11/12/2013	(17,986)	JPMorgan Chase Securities, Inc.
USD	776,542	MXN	10,050,000	12/9/2013	(8,388)	UBS AG
USD	3,102,068	MXN	40,200,000	12/9/2013	(29,450)	Barclays Bank PLC
USD	775,583	MXN	10,050,000	12/9/2013	(7,429)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(68,957)

Currency Abbreviations
BRL Brazilian Real EUR Euro MXN Mexican Peso RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Bonds	$—	$290,707,952	$0	$290,707,952
Short-Term Investments (g)	38,080,148	—	—	38,080,148
Derivatives (h)
Forward Foreign Currency Exchange Contracts	—	106,429	—	106,429
Total	$38,080,148	$290,814,381	$0	$328,894,529
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Forward Foreign Currency Exchange Contracts	$—	$(68,957)	$—	$(68,957)
Total	$—	$(68,957)	$—	$(68,957)

During the period ended October 31, 2013, the amount of transfers between Level 2 and Level 3 was $11,965. The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $294,086,436) — including $24,275,771 of securities loaned	$290,707,952
Investment in Daily Assets Fund Institutional (cost $25,131,315)*	25,131,315
Investment in Central Cash Management Fund (cost $12,948,833)	12,948,833
Total investments in securities, at value (cost $332,166,584)	328,788,100
Cash	3,033,167
Foreign currency, at value (cost $670,875)	585,291
Receivable for investments sold	2,564,760
Receivable for investments sold — when-issued securities	4,008,000
Receivable for Fund shares sold	52,599
Interest receivable	4,317,475
Unrealized appreciation on forward foreign currency exchange contracts	106,429
Other assets	12,247
Total assets	343,468,068
Liabilities
Payable upon return of securities loaned	25,131,315
Payable for investments purchased	6,374,039
Payable for investments purchased — when-issued securities	5,804,018
Payable for Fund shares redeemed	133,203
Unrealized depreciation on forward foreign currency exchange contracts	68,957
Accrued management fee	150,242
Accrued Directors' fees	2,826
Other accrued expenses and payables	199,370
Total liabilities	37,863,970
Net assets, at value	$305,604,098

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Assets Consist of
Undistributed net investment income	160,443
Net unrealized appreciation (depreciation) on: Investments	(3,378,484)
Foreign currency	(49,207)
Accumulated net realized gain (loss)	(16,260,192)
Paid-in capital	325,131,538
Net assets, at value	$305,604,098
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($10,755,361 ÷ 1,017,262 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.57
Maximum offering price per share (100 ÷ 95.50 of $10.57)	$11.07
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($147,802 ÷ 13,921 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.62
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,192,496 ÷ 489,974 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$10.60
Class S Net Asset Value, offering and redemption price(a) per share ($102,884,874 ÷ 9,734,162 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$10.57
Institutional Class Net Asset Value, offering and redemption price(a) per share ($186,623,565 ÷ 17,653,359 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$10.57

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Interest	$13,529,127
Income distributions — Central Cash Management Fund	12,620
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	36,051
Total income	13,577,798
Expenses: Management fee	1,582,420
Administration fee	268,207
Services to shareholders	233,029
Distribution and service fees	113,326
Custodian fee	36,874
Professional fees	110,435
Reports to shareholders	47,208
Registration fees	63,188
Directors' fees and expenses	11,702
Other	27,558
Total expenses before expense reductions	2,493,947
Expense reductions	(2,705)
Total expenses after expense reductions	2,491,242
Net investment income	11,086,556
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(907,933)
Swap contracts	95,433
Foreign currency	(743,872)
Payments by affiliates (see Note J)	29,577
(1,526,795)
Change in net unrealized appreciation (depreciation) on: Investments	(13,089,534)
Swap contracts	(9,197)
Foreign currency	(251,087)
(13,349,818)
Net gain (loss)	(14,876,613)
Net increase (decrease) in net assets resulting from operations	$(3,790,057)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$11,086,556	$11,870,241
Net realized gain (loss)	(1,526,795)	9,090,469
Change in net unrealized appreciation (depreciation)	(13,349,818)	11,744,379
Net increase (decrease) in net assets resulting from operations	(3,790,057)	32,705,089
Distributions to shareholders from: Net investment income: Class A	(465,669)	(635,058)
Class B	(9,042)	(26,249)
Class C	(169,401)	(259,434)
Class S	(3,733,590)	(5,011,188)
Institutional Class	(5,032,512)	(4,632,743)
Total distributions	(9,410,214)	(10,564,672)
Fund share transactions: Proceeds from shares sold	133,832,815	43,694,682
Reinvestment of distributions	8,904,100	9,894,116
Payments for shares redeemed	(78,867,862)	(53,957,638)
Redemption fees	1,810	1,587
Net increase (decrease) in net assets from Fund share transactions	63,870,863	(367,253)
Increase (decrease) in net assets	50,670,592	21,773,164
Net assets at beginning of period	254,933,506	233,160,342
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $160,443 and $791,444, respectively)	$305,604,098	$254,933,506

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013		2012		2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.16		$10.20		$11.41		$10.23	$7.96
Income (loss) from investment operations: Net investment incomea	.42		.49		.54		.57	.62
Net realized and unrealized gain (loss)	(.65)		.90		(1.28)		1.16	2.64
Total from investment operations	(.23)		1.39		(.74)		1.73	3.26
Less distributions from: Net investment income	(.36)		(.43)		(.47)		(.55)	(.41)
Net realized gains	—		—		—		—	(.18)
Return of capital	—		—		—		—	(.40)
Total distributions	(.36)		(.43)		(.47)		(.55)	(.99)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$10.57		$11.16		$10.20		$11.41	$10.23
Total Return (%)b	(2.10	)c	14.03	c	(6.53	)c	17.41	44.31	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		16		17		27	24
Ratio of expenses before expense reductions (%)	1.23		1.24		1.22		1.22	1.34
Ratio of expenses after expense reductions (%)	1.23		1.20		1.22		1.22	1.29
Ratio of net investment income (%)	3.83		4.68		5.05		5.31	6.95
Portfolio turnover rate (%)	205		211		134		42	110
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.21	$10.23	$11.45	$10.28	$7.99
Income (loss) from investment operations: Net investment incomea	.35	.42	.45	.47	.56
Net realized and unrealized gain (loss)	(.67)	.91	(1.29)	1.17	2.65
Total from investment operations	(.32)	1.33	(.84)	1.64	3.21
Less distributions from: Net investment income	(.27)	(.35)	(.38)	(.47)	(.34)
Net realized gains	—	—	—	—	(.18)
Return of capital	—	—	—	—	(.40)
Total distributions	(.27)	(.35)	(.38)	(.47)	(.92)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$10.62	$11.21	$10.23	$11.45	$10.28
Total Return (%)b,c	(2.85)	13.16	(7.31)	16.43	43.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	1	1	1	1
Ratio of expenses before expense reductions (%)	2.08	2.04	2.04	2.10	2.24
Ratio of expenses after expense reductions (%)	1.98	2.00	2.04	2.10	2.03
Ratio of net investment income (%)	3.12	3.99	4.23	4.43	6.21
Portfolio turnover rate (%)	205	211	134	42	110
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2013		2012		2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.19		$10.22		$11.44		$10.26	$7.98
Income (loss) from investment operations: Net investment incomea	.34		.42		.46		.48	.56
Net realized and unrealized gain (loss)	(.65)		.90		(1.29)		1.17	2.64
Total from investment operations	(.31)		1.32		(.83)		1.65	3.20
Less distributions from: Net investment income	(.28)		(.35)		(.39)		(.47)	(.34)
Net realized gains	—		—		—		—	(.18)
Return of capital	—		—		—		—	(.40)
Total distributions	(.28)		(.35)		(.39)		(.47)	(.92)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$10.60		$11.19		$10.22		$11.44	$10.26
Total Return (%)b	(2.80	)c	13.25	c	(7.31	)c	16.60	43.09	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		8		9		11	10
Ratio of expenses before expense reductions (%)	1.97		1.97		1.99		1.99	2.13
Ratio of expenses after expense reductions (%)	1.96		1.93		1.98		1.99	2.04
Ratio of net investment income (%)	3.07		3.97		4.29		4.54	6.20
Portfolio turnover rate (%)	205		211		134		42	110
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2013		2012		2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.16		$10.19		$11.41		$10.24	$7.96
Income (loss) from investment operations: Net investment incomea	.45		.52		.57		.59	.65
Net realized and unrealized gain (loss)	(.65)		.91		(1.29)		1.16	2.64
Total from investment operations	(.20)		1.43		(.72)		1.75	3.29
Less distributions from: Net investment income	(.39)		(.46)		(.50)		(.58)	(.43)
Net realized gains	—		—		—		—	(.18)
Return of capital	—		—		—		—	(.40)
Total distributions	(.39)		(.46)		(.50)		(.58)	(1.01)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$10.57		$11.16		$10.19		$11.41	$10.24
Total Return (%)	(1.83	)b	14.32	b	(6.31	)b	17.70	44.65	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	103		119		111		149	143
Ratio of expenses before expense reductions (%)	.96		.98		.98		.99	1.06
Ratio of expenses after expense reductions (%)	.96		.93		.98		.99	1.04
Ratio of net investment income (%)	4.10		4.92		5.29		5.54	7.20
Portfolio turnover rate (%)	205		211		134		42	110
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2013	2012		2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$11.16	$10.20		$11.41		$10.24	$7.97
Income (loss) from investment operations: Net investment incomea	.46	.53		.58		.61	.66
Net realized and unrealized gain (loss)	(.65)	.91		(1.27)		1.16	2.64
Total from investment operations	(.19)	1.44		(.69)		1.77	3.30
Less distributions from: Net investment income	(.40)	(.48)		(.52)		(.60)	(.45)
Net realized gains	—	—		—		—	(.18)
Return of capital	—	—		—		—	(.40)
Total distributions	(.40)	(.48)		(.52)		(.60)	(1.03)
Redemption fees	.00 *	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$10.57	$11.16		$10.20		$11.41	$10.24
Total Return (%)	(1.68)	14.51	b	(6.13	)b	17.88	44.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	112		96		107	68
Ratio of expenses before expense reductions (%)	.81	.82		.83		.81	.89
Ratio of expenses after expense reductions (%)	.81	.78		.83		.81	.89
Ratio of net investment income (%)	4.25	5.06		5.44		5.72	7.35
Portfolio turnover rate (%)	205	211		134		42	110
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $16,260,000, including approximately $15,458,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2017, the expiration date, whichever occurs first, and approximately $802,000 of post-enactment short-term losses, which may be applied against any realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$295,626
Capital loss carryforwards	$(16,260,000)
Unrealized appreciation (depreciation) on investments	$(3,378,484)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$9,410,214	$10,564,672

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There are no open credit default swap contracts as of October 31, 2013. For the year ended October 31, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $3,900,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $3,900,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. As part of its currency strategy, the Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $10,602,000 to $68,715,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,210,000 to $58,000,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,097,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$106,429
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(68,957)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$95,433	$95,433
Foreign Exchange Contracts (b)	(320,900)	—	(320,900)
	$(320,900)	$95,433	$(225,467)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(9,197)	$(9,197)
Foreign Exchange Contracts (b)	(216,859)	—	(216,859)
	$(216,859)	$(9,197)	$(226,056)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swaps contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $573,307,680 and $498,037,658, respectively. Purchases and sales of U.S. Treasury securities aggregated $20,057,545 and $18,387,224, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.59% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.23%
Class B	1.98%
Class C	1.98%
Class S	.98%
Institutional Class	.98%

For the period from October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.20%
Class B	1.95%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $268,207, of which $25,465 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2013
Class A	$9,384	$596	$1,476
Class B	619	395	127
Class C	3,604	219	490
Class S	93,850	1,495	20,649
Institutional Class	3,757	—	1,229
	$111,214	$2,705	$23,971

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$2,809	$103
Class C	56,020	3,343
	$58,829	$3,446

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$34,990	$5,058	.24%
Class B	930	78	.25%
Class C	18,577	2,342	.25%
	$54,497	$7,478

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013 aggregated $2,016.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $1,094 and $128, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2013, DIDI received $198 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,479, of which $8,183 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 11, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 11, 2012 through October 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $3,633.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2013, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held 29% and 27% of the total shares outstanding of the Fund, respectively.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	491,719	$5,508,253	565,550	$5,946,065
Class B	80	879	2,892	30,448
Class C	521,484	5,910,927	100,982	1,070,656
Class S	1,683,594	18,415,023	2,062,024	21,686,699
Institutional Class	9,816,975	103,997,733	1,429,356	14,960,814
		$133,832,815		$43,694,682
Shares issued to shareholders in reinvestment of distributions
Class A	40,908	$442,958	58,034	$603,906
Class B	663	7,268	1,935	20,155
Class C	13,921	151,169	22,099	230,426
Class S	302,883	3,270,193	422,786	4,406,886
Institutional Class	469,800	5,032,512	444,277	4,632,743
		$8,904,100		$9,894,116
Shares redeemed
Class A	(927,837)	$(10,131,745)	(888,811)	$(9,291,697)
Class B	(41,545)	(455,693)	(44,500)	(468,713)
Class C	(724,679)	(8,101,948)	(285,926)	(2,981,090)
Class S	(2,916,231)	(32,268,393)	(2,692,335)	(28,303,671)
Institutional Class	(2,659,270)	(27,910,083)	(1,230,875)	(12,912,467)
		$(78,867,862)		$(53,957,638)
Redemption fees		$1,810		$1,587
Net increase (decrease)
Class A	(395,210)	$(4,179,477)	(265,227)	$(2,740,503)
Class B	(40,802)	(447,546)	(39,673)	(418,110)
Class C	(189,274)	(2,039,202)	(162,845)	(1,679,967)
Class S	(929,754)	(10,583,077)	(207,525)	(2,209,763)
Institutional Class	7,627,505	81,120,165	642,758	6,681,090
		$63,870,863		$(367,253)

J. Payment by Affiliate

During the year ended October 31, 2013, the Advisor fully reimbursed the Fund $29,577 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and the Shareholders of DWS Enhanced Emerging Markets Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Emerging Markets Fixed Income Fund (the "Fund") at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$946.10	$943.50	$943.60	$948.20	$948.90
Expenses Paid per $1,000*	$6.08	$9.70	$9.80	$4.76	$3.98
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,018.95	$1,015.22	$1,015.12	$1,020.32	$1,021.12
Expenses Paid per $1,000*	$6.31	$10.06	$10.16	$4.94	$4.13

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Enhanced Emerging Markets Fixed Income Fund	1.24%	1.98%	2.00%	.97%	.81%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors, including the Independent Directors, approved the renewal of DWS Enhanced Emerging Markets Fixed Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that DIMA agreed to reduce the Fund's contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZEBX	SZECX	SCEMX	SZEIX
CUSIP Number	233379 601	233379 700	233379 809	233379 874	233379 742
Fund Number	476	676	776	2076	1476

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DEEMFIF-2
(R-024959-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED EMERGING MARKETS FIXED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$80,495	$0	$0	$0
2012	$74,463	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013